                                                                EXHIBIT 10.10.1

                              SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                         CREDIT AND SECURITY AGREEMENT


Preamble. THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (hereinafter, together with all schedules and exhibits hereto, and any supplements, additions, modifications or amendments thereto made from time to time called the "Second Amendment"), dated as of September 1, 2000 (the "Second Amendment Date"), is made by and among THOMASTON MILLS, INC., a Georgia corporation (hereinafter, together with its successors and permitted assigns called the "Borrower"); THOMASTON MILLS FSC, INC., a U.S. Virgin islands corporation (hereafter, together with its successors and permitted assigns, called "FSC"); BANK OF AMERICA, N.A., f/k/a NATIONSBANK, N.A., a national banking association (hereinafter, together with its successors and permitted assigns, called "BAC"; BAC, together with SunTrust and Wachovia, each as hereinafter defined, called collectively, the "Lenders" and, individually, a "Lender"); SUNTRUST BANK, f/k/a SUNTRUST BANK, ATLANTA, a Georgia banking corporation (hereinafter, together with its successors and permitted assigns, called "SunTrust"), individually and as "Administrative Agent" and "Syndication Agent" (as those terms are defined in the Credit Agreement defined below), on behalf of the Lenders; WACHOVIA BANK, N.A., a national banking association (hereinafter, together with its successors and permitted assigns, called "Wachovia"), individually and as "Documentation Agent" and "Collateral Agent" (as those terms are defined in the Credit Agreement defined below), on behalf of the Lenders; and SUNTRUST EQUITABLE SECURITIES CORPORATION, a Tennessee corporation (hereinafter, together with its successors and permitted assigns called "SunTrust Equitable Securities"), as "Arranger" and "Lead Manager" (as those terms are defined in the Credit Agreement defined below), on behalf of the Lenders.

                  The Borrower, FSC, SunTrust (in its respective capacities described above), Wachovia (in its respective capacities described above), BAC as a Lender and SunTrust Equitable Securities (in its respective capacities described above) (the foregoing parties herein sometimes collectively called the "Parties" and individually called a "Party") are Parties to a certain Amended and Restated Credit and Security Agreement, dated as of July 27, 1999 (which is, as amended to date, called herein the "Credit Agreement"), pursuant to which, among other things, the Lenders agreed to extend credit and other financial accommodations to the Borrower.

                  The Parties have agreed to modify and amend the Credit Agreement in the manner, and subject to the terms and conditions, set forth hereinbelow.

                  NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Second Amendment and not defined herein are defined in the Credit Agreement.

         SECTION 2. Amendments to Credit Agreement.

         (a) Section 5.20(a) of the Credit Agreement (Minimum EBITDA) is hereby amended by changing the table presently set forth therein to read, instead, as follows:

                             As of the Fiscal
                               Month Ended               Year-to-Date
                               Closest to:                  EBITDA
                          --------------------------------------------------
                          July 31, 2000                 $  333,000
                          --------------------------------------------------
                          August 31, 2000               $  352,000
                          --------------------------------------------------
                          September 30, 2000            $  684,000
                          --------------------------------------------------
                          October 31, 2000              $1,077,000
                          --------------------------------------------------
                          November 30, 2000             $1,315,000
                          --------------------------------------------------
                          December 31, 2000             $1,450,000
                          --------------------------------------------------
                          January 31, 2001              $1,885,000
                          --------------------------------------------------
                          February 28, 2001             $2,353,000
                          --------------------------------------------------
                          March 31, 2001                $3,186,000
                          --------------------------------------------------
                          April 30, 2001                $3,948,000
                          --------------------------------------------------
                          May 31, 2001                  $4,654,000
                          --------------------------------------------------
                          June 30, 2001                 $5,415,000
                          --------------------------------------------------

(b) Section 5.20(b) of the Credit Agreement (Tangible Net Worth) is hereby amended by changing the table set forth therein to read, instead, as follows:


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
                  As of the Fiscal
                     Month Ended               Year-to-Date
                     Closest to:             Tangible Net Worth
                 -------------------------------------------------
                 July 31, 2000                  $17,905,000
                 -------------------------------------------------
                 August 31, 2000                $16,705,000
                 -------------------------------------------------
                 September 30, 2000             $15,557,000
                 -------------------------------------------------
                 October 31, 2000               $14,745,000
                 -------------------------------------------------
                 November 30, 2000              $13,771,000
                 -------------------------------------------------
                 December 31, 2000              $12,372,000
                 -------------------------------------------------
                 January 31, 2001               $11,563,000
                 -------------------------------------------------
                 February 28, 2001              $10,800,000
                 -------------------------------------------------
                 March 31, 2001                 $10,117,000
                 -------------------------------------------------
                 April 30, 2001                 $ 9,657,000
                 -------------------------------------------------
                 May 31, 2001                   $ 9,124,000
                 -------------------------------------------------
                 June 30, 2001                  $ 8,375,000
                 -------------------------------------------------

(c) In connection with the foregoing modifications to Sections 5.20(a) and 5.20(b) of the Credit Agreement, any Event of Default heretofore existing in respect of Borrower's non-compliance with said Sections as of, or for the fiscal period(s) ended, May 31, 2000 and June 30, 2000 (in respect of Section 5.20(a)) or June 30, 2000 (in respect of
         Section 5.20(b)), are hereby waived by the Lenders.

(d)      Section 5.20 is further amended by changing the proviso at the end of
         Section 5.20(b), which pertains to all of Section 5.20, to read, instead, as follows:

                  ; provided, however, that, based upon Borrower's Business Plan delivered to the Lenders pursuant to SECTION 5.01(o), the Required Lenders shall establish the monthly minimum EBITDA and Tangible Net Worth covenants for each Fiscal Year after the Fiscal Year ending closest to June 30, 2001 using the same methodology as utilized for the Fiscal Year ending closest to June 30, 2001, and the covenants shall be presented to Borrower for its approval, which approval shall not be unreasonably withheld. In the event Borrower does not approve the proposed covenants, then the Required Lenders shall establish such


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                  covenants, in their reasonable discretion, based upon
                  Borrower's Business Plan for the applicable Fiscal Year; provided, however, that with respect to the minimum Tangible Net Worth covenant set forth in SECTION 5.20(b), prior to the date such covenant is established for Fiscal Months subsequent to June 30, 2001, Borrower shall not fail to maintain Tangible Net Worth of at least $8,375,000 as of each Fiscal Month-end.

         SECTION 3. Representations and Warranties of Obligors. The Borrower and FSC, each severally, represents and warrants to the other Parties that:

         (a) It has the power and authority to enter into and to perform this Second Amendment, to execute and deliver all documents relating to this Second Amendment, and or incur the obligations provided for in this Second Amendment, all of which have been duly authorized and approved in accordance with its corporate documents;

         (b) This Second Amendment, together with all documents executed pursuant hereto, shall constitute when executed its valid and legally binding obligations in accordance with their respective terms;

         (c) All representations and warranties made by it in the Credit Agreement are true and correct as of the date hereof, with the same force and effect as if all representations and warranties were fully set forth herein;

         (d) Its Obligations under the Credit Documents remain valid and enforceable Obligations, and the execution and delivery of this Second Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Credit Agreement or any of the other Credit Documents;

         (e) As of the Second Amendment Date, it has no offsets, defenses or counterclaims against the payment of any of the Obligations; and

         (f) As of the Second Amendment Date, and after giving effect to the terms hereof, no Default Condition or Event of Default exists.

         SECTION 4. Waiver of Claims. As a specific inducement to the other Parties without which the Borrower and FSC acknowledge the other Parties would not enter into this Second Amendment and the other documents executed in connection herewith, each of the Borrower and FSC hereby waives any and all claims that it may have against any other Party, as of the date hereof, arising out of or relating to the Credit Agreement or any other Credit Document whether sounding in contract, tort, or any other basis.

         SECTION 5. Conditions of Effectiveness. This Second Amendment shall become effective when, and only when, the Documentation Agent shall have received this Second Amendment, executed by each Party, at which time the amendments set forth in Section 2 above shall become effective, retroactive to the Second Amendment Date.


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         SECTION 6. Miscellaneous.

                  6.1 Reference to Credit Agreement. Upon the effectiveness of this Credit Agreement, each reference in the Credit Agreement to "this Credit Agreement" and each reference in the other Credit Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  6.2 Effect on Credit Documents. Except as specifically amended above, all terms of the Credit Agreement and all other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  6.3 No Waiver. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power, or remedy of Lenders or the Agents under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

                  6.4 Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agents and the Lenders in connection with the preparation, reproduction, execution, and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Lenders with respect hereto.

                  6.5 No Novation. Nothing contained herein intended, or shall be construed, to constitute a novation to the Credit Agreement or any Credit Document.

                  6.6 Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without giving affect to conflict of law provisions.

                  6.7 Counterparts. This Second Amendment may be executed in counterparts. Each counterpart shall bind the Party or Parties executing same. All counterparts, taken together, shall constitute one and the same agreement.


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                  IN WITNESS WHEREOF, the Parties have caused this Second
Amendment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                  "BORROWER"

                                  THOMASTON MILLS, INC.      (SEAL)


                                  By:   /s/
                                        ---------------------------------------
                                        Neil H. Hightower
                                        President and Chief Executive Officer

                                  Attest: /s/
                                          -------------------------------------
                                          A. William Ott
                                          Vice President-Finance


                                  "SUBSIDIARY GUARANTOR"

                                  THOMASTON MILLS FSC, INC.  (SEAL)


                                  By:   /s/
                                        ---------------------------------------
                                        Neil H. Hightower
                                        President and Chief Executive Officer

                                  Attest:  /s/
                                          -------------------------------------
                                           A. William Ott
                                           Vice President-Finance


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


                                  SUNTRUST BANK,                     (SEAL)
                                  as Administrative Agent and
                                  Syndication Agent, as a Lender,
                                  and as Agent for SunTrust Equitable
                                  Securities Corporation


                                  By:   /s/
                                        ---------------------------------------
                                        Name:
                                        Title:


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


                                  WACHOVIA BANK, N.A.,               (SEAL)
                                  as Documentation Agent,
                                  Collateral Agent, and as a Lender



                                  By:   /s/
                                        ---------------------------------------
                                        Name:
                                        Title:


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


                                   BANK OF AMERICA, N.A.,    (SEAL)
                                   as a Lender


                                   By:   /s/
                                         --------------------------------------
                                         Name:
                                         Title:


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